                                                                    Exhibit 99.4

                          NOTICE OF GUARANTEED DELIVERY
                                       for
                            Tender of All Outstanding
                            6.9% Debentures due 2028
                                 in Exchange for
                            6.92% Debentures due 2028
                                       of
                        CINCINNATI FINANCIAL CORPORATION

Registered holders of 6.9% Debentures due 2028 (the "Old Debentures") who wish to tender their Old Debentures in exchange for a like principal amount of new 6.92% Debentures due 2028 (the "Exchange Debentures") and whose Old Debentures are not immediately available or who cannot deliver their Old Debentures and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to The Bank of New York Trust Company, N.A. (the "Exchange Agent") prior to the Expiration Date set forth in the Letter of Transmittal, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by facsimile transmission, mail or hand delivery to the Exchange Agent. See "The Exchange Offer and the Rescission Offer - Procedures for Tendering in the Exchange Offer" in the Prospectus.

                             The Exchange Agent is:

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.

             For Delivery by Regular, Registered or Certified Mail;
                           Hand or Overnight Delivery:

                    The Bank of New York Trust Company, N.A.
                            101 Barclay Street 7 East
                               New York, NY 10286
                             Attention: Mr. Kin Lau

      By Facsimile Transmission (for Eligible Guarantor Institutions Only):

                                 (212) 298-1915
                             Attention: Mr. Kin Lau

                              For Information Call:

                                 (212) 815-3750
                             Attention: Mr. Kin Lau

                         For Confirmation by Telephone:

                                 (212) 815-3750
                             Attention: Mr. Kin Lau

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Guarantor Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

     The undersigned hereby tenders the principal amount of Old Debentures indicated below, upon the terms and subject to the conditions contained in the Prospectus dated ____________, 2005 of Cincinnati Financial Corporation (the "Prospectus"), receipt of which is hereby acknowledged.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                     DESCRIPTION OF OLD DEBENTURES TENDERED

                                                   Certificate
                      Name and Address of         Number(s) of
                    Registered Holder as it      Old Debentures         Principal
                       Appears on the Old     Tendered (or Account      Amount of
Name of Tendering          Debentures         Number at Book-Entry   Old Debentures
      Holder             (Please print)             Facility)           Tendered
-----------------   -----------------------   --------------------   --------------






                                    SIGN HERE

Name of Registered or Acting Holder:
                                     -------------------------------------------


Signature(s):
              ------------------------------------------------------------------

Name(s):
         -----------------------------------------------------------------------
                                 (please print):

Address:
         -----------------------------------------------------------------------

Telephone Number:
                  --------------------------------------------------------------

Date:
      --------------------------------------------------------------------------

IF OLD DEBENTURES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE THE FOLLOWING
INFORMATION:

DTC Account Number:
                    ------------------------------------------------------------

Date:
      --------------------------------------------------------------------------

     This Notice of Guaranteed Delivery must be signed by the registered holder(s) of the Old Debentures exactly as its (their) name(s) appear(s) on certificates for Old Debentures or on a security position listing as the owner of Old Debentures, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with the Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
         -----------------------------------------------------------------------

Capacity:
          ----------------------------------------------------------------------

Address(es):
             -------------------------------------------------------------------

                    THE FOLLOWING GUARANTEE MUST BE COMPLETED

                              GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Old Debentures (or a confirmation of book-entry transfer of such Old Debentures into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) or agent's message in lieu thereof, with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date (as defined in the Letter of Transmittal).

Name of Firm:
              ------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      (Zip Code)


----------------------------------------
(Authorized Signature)

Title:
       ---------------------------------

Name:
      ----------------------------------
            (Please type or print)

Area Code and Telephone No.:
                             -------------------------------

Date:
      ----------------------------------

NOTE: DO NOT SEND OLD DEBENTURES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD
      DEBENTURES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.


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